      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 8, 1999
                                                    REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            MCM CAPITAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                               7389                              48-1090909
      (STATE OF INCORPORATION)           (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
                                         CLASSIFICATION CODE NUMBER)              IDENTIFICATION NO.)

                             500 WEST FIRST STREET
                         HUTCHINSON, KANSAS 67501-5222
                                 (800) 759-0327
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                               FRANK I. CHANDLER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            MCM CAPITAL GROUP, INC.
                             500 WEST FIRST STREET
                         HUTCHINSON, KANSAS 67501-5222
                                 (800) 759-0327
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
           COPIES OF ALL COMMUNICATIONS, INCLUDING ALL COMMUNICATIONS
               SENT TO THE AGENT FOR SERVICE, SHOULD BE SENT TO:

                  STEVEN D. PIDGEON                                     STEVEN R. FINLEY
                SNELL & WILMER L.L.P.                              GIBSON, DUNN & CRUTCHER LLP
                 ONE ARIZONA CENTER                                200 PARK AVENUE, 47TH FLOOR
               PHOENIX, ARIZONA 85008                                  NEW YORK, NY 10166
                   (602) 382-6252                                        (212) 351-4000

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis under Rule 415 under the Securities Act, check the following box: [ ]

     If this Form is filed to register additional securities for an offering under Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] No. 333-77483

     If this Form is a post-effective amendment filed under Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
------------------

     If this Form is a post-effective amendment filed under Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
------------------

     If delivery of the prospectus is expected to be made under Rule 434, check the following box: [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                           PROPOSED MAXIMUM                          AMOUNT OF
        TITLE OF SHARES TO BE REGISTERED               AGGREGATE OFFERING PRICE                  REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value....................           $2,875,000(1)(2)                             (3)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) Includes 37,500 shares of common stock subject to an option granted to the underwriters solely to cover over-allotments, if any.
(2) Estimated under Section 457(o) solely for the purpose of calculating the amount of registration fee.
(3) Previously paid pursuant to registration statement No. 333-77483.
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING UNDER SAID SECTION 8(a), MAY DETERMINE.
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

                                     PART I

MCM Capital Group, Inc. previously filed with the Securities and Exchange Commission a Registration Statement (No. 333-77483) on Form S-1 on April 30, 1999, together with Amendment No. 1 thereto filed on May 14, 1999, Amendment No. 2 thereto filed on June 14, 1999, Amendment No. 3 thereto filed on June 29, 1999 and Amendment No. 4 thereto filed on July 8, 1999 (collectively, the "Registration Statement"). The contents of the Registration Statement, including the Rule 424(b) Prospectus filed thereunder, are incorporated herein by reference.

                                    PART II

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) Exhibits:

EXHIBIT
NO.                              DESCRIPTION
-------                          -----------
 5       Opinion of Snell & Wilmer L.L.P.
23.1     Consent of Ernst & Young LLP
23.2     Consent of Snell & Wilmer L.L.P. (included in the opinion
         filed as Exhibit 5)
24       Powers of Attorney (incorporated by reference to the
         signature page included in Amendment No. 2 to Registration
         Statement No. 333-77483)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, MCM CAPITAL GROUP, INC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hutchinson, State of Kansas, on this 8th day of July, 1999.

                                      MCM CAPITAL GROUP, INC.

                                      By:         /s/ FRANK CHANDLER
                                         ---------------------------------------
                                          Name: Frank Chandler
                                          Title: President and Chief Executive
                                          Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                NAME AND SIGNATURE                                 TITLE                    DATE
                ------------------                                 -----                    ----

                /s/ FRANK CHANDLER                   Director, President and Chief       July 8, 1999
---------------------------------------------------    Executive Officer (Principal
                  Frank Chandler                       Executive Officer)

                         *                           Executive Vice President Chief      July 8, 1999
---------------------------------------------------    Financial Officer and Treasurer
              R. Brooks Sherman, Jr.                   (Principal Financial and
                                                       Accounting Officer)

                         *                           Chairman of the Board of            July 8, 1999
---------------------------------------------------    Directors
                   Eric D. Kogan

                         *                           Director                            July 8, 1999
---------------------------------------------------
                   Peter W. May

                         *                           Director                            July 8, 1999
---------------------------------------------------
                  James D. Packer

                         *                           Director                            July 8, 1999
---------------------------------------------------
                   Nelson Peltz

                         *                           Director                            July 8, 1999
---------------------------------------------------
                  Robert M. Whyte

                         *                           Director                            July 8, 1999
---------------------------------------------------
                   John Willinge

              *By /s/ FRANK CHANDLER
  ----------------------------------------------
        (Frank Chandler, Attorney-in-fact)

                                 EXHIBIT INDEX

EXHIBIT
NO.                              DESCRIPTION
-------                          -----------
 5       Opinion of Snell & Wilmer L.L.P.
23.1     Consent of Ernst & Young LLP
23.2     Consent of Snell & Wilmer L.L.P. (included in the opinion
         filed as Exhibit 5)
24       Powers of Attorney (incorporated by reference to the
         signature page included in Amendment No. 2 to Registration
         Statement No. 333-77483)